EXHIBIT 10.1

                  SERIES C PREFERRED SHARE REPURCHASE AGREEMENT

                           DATED AS OF MARCH 31, 1999

                                      AMONG

                 SECURITY CAPITAL PREFERRED GROWTH INCORPORATED,

                               PRIME RETAIL, INC.

                                       AND

                               PRIME RETAIL, L.P.
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                                Table of Contents
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

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I.      PURCHASE OF SERIES C PREFERRED SHARES.....................................................................1
        1.1     Purchase of Series C Preferred Shares.............................................................1
        1.2     Closing...........................................................................................2

II.     REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE OPERATING PARTNERSHIP...............................2
        2.1     Organization, Good Standing and Qualification.....................................................2
        2.2     Power, Authority and Enforceability...............................................................3
        2.3     Valid Issuance of the Note........................................................................3
        2.4     Compliance with Other Instruments.................................................................4
        2.5     Financial Statements..............................................................................4
        2.6     Exchange Act Compliance...........................................................................4
        2.7     No Material Adverse Changes.......................................................................5
        2.8     Litigation........................................................................................5
        2.9     Governmental Consent..............................................................................5
        2.10    No Violation of Purchase Agreement or Articles of Incorporation...................................5

III.    REPRESENTATIONS AND WARRANTIES OF THE INVESTOR............................................................6
        3.1     Power, Authority and Enforceability...............................................................6
        3.2     Compliance with Other Instruments.................................................................6
        3.3     Title to Series C Preferred Shares................................................................7

IV.     CONDITIONS OF THE INVESTOR'S OBLIGATIONS AT CLOSING.......................................................7
        4.1     Representations and Warranties....................................................................7
        4.2     Performance.......................................................................................7
        4.3     Opinion of Company Counsel........................................................................7
        4.4     Officer's Certificate.............................................................................8
        4.5     Proceedings.......................................................................................8
        4.6     No Injunction.....................................................................................8

V.      CONDITIONS OF THE COMPANY'S AND THE OPERATING PARTNERSHIP'S OBLIGATIONS AT EACH CLOSING...................8
        5.1     Representations and Warranties....................................................................8
        5.2     Performance.......................................................................................8
        5.3     No Injunction.....................................................................................9
        5.4     Officer's Certificate.............................................................................9
        5.5     Legal Opinion of the Investor's Counsel...........................................................9

VI.     COVENANTS.................................................................................................9
        6.1     Payment in Respect of First Quarter Dividend......................................................9
        6.2     No Sale of Series C Preferred Shares by the Investor..............................................9
        6.3     Waiver of Compliance with Certain Covenants Contained in the
                Articles of Incorporation........................................................................10
        6.4     Actions Related to Second Closing................................................................10
        6.5     No Public Disclosure.............................................................................10

VIII.   MISCELLANEOUS............................................................................................10
        7.1     Survival of Warranties...........................................................................10
        7.2     Successors and Assigns...........................................................................10
        7.3     Interpretation...................................................................................11
        7.4     Governing Law....................................................................................11
        7.5     Venue; Submission to Jurisdiction................................................................11
        7.6     Counterparts.....................................................................................11
        7.7     Titles and Subtitles.............................................................................11
        7.8     Notices..........................................................................................12
        7.9     Expenses.........................................................................................13
        7.10    Effect on Articles of Incorporation and Purchase Agreement.......................................13
        7.11    Amendments and Waivers...........................................................................13
        7.12    Severability.....................................................................................14
        7.13    Waiver of Jury Trial.............................................................................14
        7.14    Time of the Essence..............................................................................14
        7.15    Entire Agreement.................................................................................14
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                  SERIES C PREFERRED SHARE REPURCHASE AGREEMENT

     This SERIES C PREFERRED SHARE REPURCHASE AGREEMENT (this "Agreement") is made as of the 31st day of March, 1999 by and among Prime Retail, Inc., a Maryland corporation (the "Company"), Prime Retail, L.P., a Delaware limited partnership (the "Operating Partnership"), and Security Capital Preferred Growth Incorporated, a Maryland corporation (the "Investor").

                               W I T N E S S E T H

     WHEREAS, the Investor is the beneficial owner and the owner of record of 4,363,636 shares of the Company's Series C Cumulative Convertible Redeemable Preferred Stock, $.01 par value per share (the "Series C Preferred Shares");

     WHEREAS, the Company wishes to repurchase from the Investor 4,363,636 Series C Preferred Shares on the terms and subject to the conditions set forth in this Agreement; and

     WHEREAS, the Investor wishes to sell its Series C Preferred Shares on the terms and subject to the conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, agreements and warranties herein contained, the parties hereby agree as follows:

I.       PURCHASE OF SERIES C PREFERRED SHARES.

1.1      Purchase of Series C Preferred Shares.

     (a) The Company hereby agrees to purchase from the Investor 3,300,000 Series C Preferred Shares for an aggregate purchase price of $33,000,000 (the "First Purchase Price"). The Company will pay the First Purchase Price, through the issuance of a note (the "Note") in the form attached hereto as Exhibit A to be delivered to the Investor on the First Closing Date (as defined below).

     (b) The Company hereby agrees to purchase from the Investor 1,063,636 Series C Preferred Shares for an aggregate purchase price of $10,636,360 plus accrued and unpaid dividends to, but not including, the Second Closing Date (as defined below) (the "Second Purchase Price"). The Company shall pay the Second Purchase Price in cash to be delivered to the Investor on the Second Closing Date. The Company may voluntarily pay the Second Purchase Price prior to September 30, 1999 upon five business days prior written notice to the Investor
1.2 Closing.

     (a) Upon the terms and subject to the satisfaction or waiver of all the conditions to closing set forth in this Agreement, the closing that occurs on the First Closing Date (the "First Closing") and, if applicable, the closing that occurs on the Second Closing Date (the "Second Closing") shall take place at the offices of Mayer, Brown & Platt, 190 South LaSalle Street, Chicago, Illinois or at such other location as may be agreed upon by the Company and the Investor. The First Closing and the Second Closing are sometimes referred to collectively as the "Closings" and individually as a "Closing". The Closings shall take place at 10:00 a.m. Chicago time, or at such other time as may be agreed upon by the Company and the Investor. The First Closing shall take place on March 31, 1999 (the "First Closing Date"). The Second Closing shall take place on September 30, 1999 or such earlier date as determined by the Company upon five business days written notice to the Investor (the "Second Closing Date"). The First Closing Date and the Second Closing Date are sometimes referred to collectively as the "Closing Dates" and individually as a "Closing Date".

     (b) At each Closing, the Investor shall deliver a certificate or certificates representing at least the number of Series C Preferred Shares to be delivered by the Investor to the Company on such date and the Company shall deliver to the Investor, against delivery of such certificate or certificates,
(1) in the case of the First Closing, the Note in an amount equal to the First Purchase Price, or (2) in the case of the Second Closing, a wire transfer of immediately available funds to the Investor's order in an amount equal to the Second Purchase Price. The Company shall issue and deliver to the Investor a certificate or certificates in definitive form, registered in the name of the Investor, representing the number of Series C Preferred Shares, if any, represented by the certificate or certificates delivered by the Investor in excess of the number of shares purchased by the Company at the First Closing.


II. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE OPERATING PARTNERSHIP.

     Each of the Company and the Operating Partnership represents and warrants, as of the date of this Agreement, that:

2.1 Organization, Good Standing and Qualification.

     (a) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland with full corporate power and authority to own, lease and operate its properties and conduct its business as now being conducted, and has been duly qualified to transact business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except where the failure to so qualify would not have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on the operations, assets, business, affairs, prospects, properties, or financial or other condition of the Company, the Operating Partnership and their respective subsidiaries (collectively, the "Subsidiaries"), taken as a whole.

     (b) The Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the Delaware Revised Uniform Limited Partnership Act with partnership power and authority to own, lease and operate its properties and conduct its business as now being conducted and has been duly qualified to transact business and is in good standing under the laws of each jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except where the failure to so qualify would not have a Material Adverse Effect.

2.2 Power, Authority and Enforceability

     (a) Each of the Company and the Operating Partnership has all requisite corporate or partnership power and authority, and has taken all required corporate or partnership action necessary, to execute, deliver and perform this Agreement. The Company has all requisite corporate power and authority, and has taken all required corporate action necessary, to authorize the repurchase of the Series C Preferred Shares as provided in this Agreement.

     (b) This Agreement has been duly executed and delivered by each of the Company and the Operating Partnership and constitutes the legal, valid and binding obligation of each of the Company and the Operating Partnership enforceable against each of the Company and the Operating Partnership in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) equitable principles of general applicability relating to the availability of specific performance, injunctive relief, or other equitable remedies.

2.3 Valid Issuance of the Note.

     The Note has been duly authorized, executed and delivered by the Company and the Operating Partnership and is a legal, valid and binding obligation of each of the Company and the Operating Partnership enforceable against the Company and the Operating Partnership in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) equitable principles of general applicability relating to the availability of specific performance, injunctive relief, or other equitable remedies.

2.4 Compliance with Other Instruments.

     The execution, delivery and performance of this Agreement and the Note by the Company and the Operating Partnership and the consummation by the Company and the Operating Partnership of the transactions contemplated hereby do not (i) result in a violation of the Company's Amended and Restated Articles of Incorporation (the "Articles of Incorporation"), the Company's Amended and Restated Bylaws (the "Bylaws") or the Operating Partnership's Third Amended and Restated Agreement of Limited Partnership or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company, the Operating Partnership or any of the Subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Company, the Operating Partnership or any of the Subsidiaries or by which any property or asset of the Company, the Operating Partnership or any of the Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect or materially impair the Company's or the Operating Partnership ability to perform their obligations under this Agreement).

2.5      Financial Statements.

     The financial statements and supporting schedules included in the Company's periodic filings filed pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the draft dated March 29, 1999 of the Company's annual report on Form 10-K for the year ended December 31, 1998 (the "Draft 1998 Form 10-K"), are complete and correct in all material respects and present fairly the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates specified and the consolidated results of their operations for the periods specified, in each case, in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved, except as indicated therein or in the notes thereto. 2.6 Exchange Act Compliance.

     The Company has timely filed all documents required to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Exchange Act. All such documents, when so filed, and the Draft 1998 Form 10-K as of its date, complied in form with such act in all material respects and did not, as of the date of their filing, or the date of the Draft 1998 Form 10-K in the case of the Draft 1998 Form 10-K, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

2.7 No Material Adverse Changes.

     Since the date of the Draft 1998 Form 10-K, (i) there has been no change in the business, operations or financial condition, of the Company, the Operating Partnership or the Subsidiaries or in the earnings or the ability to continue to conduct business in the usual and ordinary course of the Company, the Operating Partnership and the Subsidiaries, whether or not arising in the ordinary course of business, which has a Material Adverse Effect; and (ii) except for the transactions contemplated by this Agreement, there has been no transaction entered into by the Company, the Operating Partnership or any of the Subsidiaries other than transactions in the ordinary course of business or transactions which would, individually or in the aggregate, have a Material Adverse Effect; and (iii) there have not been any changes in the Company's or the Operating Partnership's authorized capital or any material increases in the debt of the Company, the Operating Partnership and the Subsidiaries considered as one enterprise (except for the indebtedness represented by the Note); and
(iv) there has been no actual or, to the knowledge of the Company or the Operating Partnership, threatened revocation of, or default under, any material contract to which the Company, the Operating Partnership or any of the
Subsidiaries is a party, which could reasonably be expected to result in a Material Adverse Effect, provided however, that the Company makes no representation with respect to Section 4.7.5 of the Articles of Incorporation.

2.8 Litigation.

     Except as set forth in the Draft 1998 Form 10-K, there is no action, suit or proceeding (whether or not purportedly on behalf of the Company, the Operating Partnership or any of the Subsidiaries) before or by any court or governmental agency or body, domestic or foreign, now pending, or to the knowledge of the Company or the Operating Partnership, threatened against or affecting the Company, the Operating Partnership or any of the Subsidiaries which, either alone or in the aggregate, could reasonably be expected to have a Material Adverse Effect or materially impair the Company's or the Operating Partnership's ability to perform its obligations under this Agreement.

2.9      Governmental Consent.

     No consent, approval or authorization of, or declaration or filing with, any governmental authority on the part of the Company or the Operating Partnership is required for the valid execution and delivery of this Agreement or the Note or performance hereunder or thereunder.

2.10 No Violation of Purchase Agreement or Articles of Incorporation.

     There is not, and has not been since the date of the Series C Preferred Securities Purchase Agreement, dated as of August 8, 1997, between the Company, the Operating Partnership and the Investor (the "Purchase Agreement"), any violation of or defaults under the representations, warranties or covenants contained in the Purchase Agreement or the Articles of Incorporation, with respect to the Series C Preferred Shares, provided however, that the Company makes no representation with respect to Section 4.7.5 of the Articles of Incorporation.

III.     REPRESENTATIONS AND WARRANTIES OF THE INVESTOR.

     The Investor represents and warrants, as of the date of this Agreement and as of each Closing Date, that:

3.1 Power, Authority and Enforceability.

(a) The Investor is a corporation duly incorporated, validly existing and in good standing under the laws of the state of Maryland. The Investor has the requisite corporate power and authority, and has taken all required corporate action necessary, to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

(b) This Agreement has been duly executed and delivered by the Investor and constitutes the legal, valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) equitable principles of general applicability relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3.2 Compliance with Other Instruments.

     The execution, delivery and performance of this Agreement by the Investor and the consummation by the Investor of the transactions contemplated hereby do not (i) result in a violation of the Investor's Articles of Incorporation or Bylaws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Investor is a party, or result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Investor or by which any property or asset of the Investor is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, materially impair the Investor's ability to perform its obligations under this Agreement).

3.3 Title to Series C Preferred Shares.

     The Investor has good and marketable title to the Series C Preferred Shares that are the subject of this Agreement, free and clear of any pledge, lien, security interest, encumbrance, claim or equity other than pursuant to this Agreement; the Investor has full right, power and authority to sell, transfer and deliver the Series C Preferred Shares in accordance with this Agreement; and upon delivery of the Series C Preferred Shares in accordance with the terms of this Agreement and payment of the consideration therefor as herein contemplated, the Company will receive good and marketable title to the Series C Preferred Shares, free and clear of any pledge, lien, security interest, encumbrance, claim or equity created by any instrument or proceeding to which the Investor is a party as of the date of this Agreement.

IV. CONDITIONS OF THE INVESTOR'S OBLIGATIONS AT CLOSING.

     The Investor's obligations at each Closing are subject to the satisfaction or waiver by the Investor on or before such Closing of each of the following conditions:

4.1 Representations and Warranties.

     The representations and warranties of each of the Company and the Operating Partnership contained in Article II shall be true on and as of the First Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

4.2 Performance.

     Each of the Company and the Operating Partnership shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the date of such Closing.

4.3 Opinion of Company Counsel.

     On the First Closing Date, the Investor shall have received from Winston & Strawn, counsel for the Company, an opinion substantially in the form attached as Exhibit B and an opinion confirming the Company's status as a real estate investment trust under the Internal Revenue Code of 1986, as amended in the form attached as Exhibit C.

4.4 Officer's Certificate.

     Each of the Company and the Operating Partnership shall have delivered to the Investor on the Closing Date a certificate or certificates signed by an authorized officer of such entity to the effect that the facts required to exist by Sections 4.1, 4.2, 4.5 and 4.6 continue to exist on such Closing Date.

4.5 Proceedings.

     All proceedings to be taken in connection with the transactions contemplated by this Agreement and all documents incidental thereto, shall be reasonably satisfactory in form and substance to the Investor; and the Investor shall have received copies of all documents which the Investor may reasonably request in connection with said transactions and copies of the records of all proceedings of the Company in connection therewith in form and substance satisfactory to the Investor.

4.6 No Injunction

     There shall not be in effect any order, decree or injunction of a court or agency of competent jurisdiction which enjoins or prohibits consummation of the transactions contemplated hereby and there shall be no actual or threatened action, suit, arbitration, inquiry, proceedings or investigation by or before any governmental authority, court or agency of competent jurisdiction, which would reasonably be expected to materially impair the ability of the Company to consummate the transactions contemplated hereby.

V. CONDITIONS OF THE COMPANY'S AND THE OPERATING PARTNERSHIP'S OBLIGATIONS AT EACH CLOSING.

     The obligations of the Company and the Operating Partnership under Article I of this Agreement are subject to the fulfillment on or before each Closing of each of the following conditions:

5.1 Representations and Warranties.

     The representations and warranties of the Investor contained in Article III shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

5.2 Performance.

     The Investor shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the date of such Closing.

5.3 No Injunction.

     There shall not be in effect any order, decree or injunction of a court or agency of competent jurisdiction which enjoins or prohibits consummation of the transactions contemplated hereby and there shall be no actual or threatened action, suit, arbitration, inquiry, proceedings or investigation by or before any Governmental Authority, court or agency of competent jurisdiction, which would reasonably be expected to materially impair the ability of the Investor to consummate the transactions contemplated hereby.

5.4 Officer's Certificate.

     The Investor shall have delivered to the Company and the Operating Partnership on the Closing Date a certificate or certificates signed by an authorized officer of the Investor to the effect that the circumstances described in the Certificate and the facts required to exist by Sections 5.1,
5.2 and 5.3 continue to exist on such Closing Date.

5.5 Legal Opinion of the Investor's Counsel.

     The Company shall have received as of the Closing Date, the opinion of Mayer, Brown & Platt, counsel for the Investor, an opinion substantially in the form attached as Exhibit D.

VI.      COVENANTS.

6.1 Payment in Respect of First Quarter Dividend

     Notwithstanding that the Investor will not be a holder of record with respect to the Series C Preferred Shares to be purchased pursuant to Section 1.1 of this Agreement for the dividend for the quarter ended March 31, 1999, the Company agrees to pay to the Investor cash in an amount equal to the dividend on such shares as if the such shares had been outstanding for the entire quarter ended March 31, 1999, which payment will occur no later than May 17, 1999.

6.2 No Sale of Series C Preferred Shares by the Investor.

     Other than as contemplated hereby, the Investor agrees not to sell or otherwise transfer ownership of any Series C Preferred Shares until the day after the Second Closing should have occurred in accordance with the terms of this Agreement, and after such date only in compliance with Section 6.3.

6.3 Waiver of Compliance with Certain Covenants Contained in the Articles of Incorporation.

     The Investor  hereby waives past and future  compliance by the Company with
Section 4.7.5 of the Articles of Incorporation. This waiver shall be irrevocable. This waiver shall not constitute a waiver of compliance with any other provisions of the Articles of Incorporation or the Purchase Agreement. The Investor agrees that prior to transferring any Series C Preferred Shares, it will obtain from the prospective transferee on behalf of the Company a waiver of past and future compliance with Section 4.7.5 of the Articles of Incorporation.

6.4 Actions Related to Second Closing.

     The Company and the Operating Partnership hereby agree to take any and all actions lawfully permitted to enable the Second Closing to occur on the Second Closing Date.

6.5 No Public Disclosure.

     None of the Company, the Operating Partnership or any affiliate of either will make any public disclosure concerning the transactions contemplated by this Agreement unless such disclosure has been provided to the Investor at least two complete business days prior to such disclosure. Notwithstanding the foregoing, the Investor hereby waives such notice with respect to the disclosure of the transactions contemplated by this Agreement in the form contained in the Draft 1998 Form 10-K and the press release attached as Exhibit E.

VII.     MISCELLANEOUS

7.1      Survival of Warranties.

     The warranties and representations of the Company, the Operating Partnership and the Investor contained in or made pursuant to Articles II or III of this Agreement shall survive the Closings hereunder through and until one year following the last Closing. The covenants contained in or made pursuant to
Article VI of this Agreement shall survive the last Closing hereunder indefinitely, except for any provisions which expire by their terms. The representations and warranties contained in this Agreement shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investor or the Company.

7.2 Successors and Assigns.

     Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement. Except as specifically provided hereby, the Investor shall not be permitted to assign any of its rights hereunder to any third party, provided, however, that the Investor's rights hereunder may be assigned to another entity controlled directly or indirectly by the Investor that agrees in writing to be bound by the terms of this Agreement and the Investor may pledge the Note as collateral for borrowings.

7.3 Interpretation.

     The parties hereto acknowledge that this Agreement is the product of arm's-length negotiations between the parties, each of whom was represented by counsel, and agree that in any dispute concerning the interpretation of any provision of this Agreement, there will be no presumption that any provision is to be construed against or in favor of any particular party.

7.4 Governing Law.

     This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois, without giving effect to the conflict of law provisions thereof.

7.5 Venue; Submission to Jurisdiction.

     The parties hereto agree that any litigation relating to this Agreement may be brought in any court sitting in the State of Illinois. Each party hereby consents to personal jurisdiction in any such action or proceeding brought in any court, consents to service of process by mail made upon such party and such party's agent (or in any other manner permitted by the rules of the court in which the action or proceeding is brought) and waives any objection to venue in any such court or to any claim that any such court is an inconvenient forum.

7.6 Counterparts.

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This document may be executed by facsimile signature.

7.7 Titles and Subtitles.

     The title and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.8 Notices.

     Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) on the fifth business day after deposit with the United States Post Office, by registered or certified mail, postage prepaid, (c) on the next business day after dispatch via nationally recognized overnight courier or (d) upon confirmation of transmission by facsimile, all addressed to the party to be notified at the address indicated for such party below, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties. Notices should be provided in accordance with this Section at the following addresses:

If to the Investor, to:

         Security Capital Preferred Growth Incorporated
         11 South LaSalle Street
         Chicago, Illinois 60603
         Attention:        Daniel F. Miranda
                           Joshua D. Goldman
         Facsimile (312) 345-5888

with a copy to:

         Philip J. Niehoff
         Mayer, Brown & Platt
         190 South LaSalle
         Chicago, IL  60603
         Facsimile:  (312) 701-7711


If to the Company or the Operating Partnership, to:

         C. Alan Schroeder
         Prime Retail, Inc.
         100 East Pratt Street
         Baltimore, Maryland 21202
         Facsimile:  (410)234-0275

with a copy to:

         Steven J. Gavin
         Winston & Strawn
         35 West Wacker Drive
         Chicago, Illinois 60601
         Facsimile:  (312) 558-5700

7.9 Expenses.

     The Company and the Operating Partnership agree to reimburse the Investor for the costs and expenses incurred in connection with negotiating, executing, delivering and performing this Agreement and the transactions contemplated hereby in an amount not to exceed $100,000. Except as provided in the preceding sentence, each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or the Note, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

7.10 Effect on Articles of Incorporation and Purchase Agreement.

     Except as expressly set forth in this Agreement, neither the execution, delivery nor effectiveness of this Agreement shall operate as a waiver of any right, power or remedy of the Investor of any rights or remedies under the Articles of Incorporation, with respect to the Series C Preferred Shares, or the Purchase Agreement, all of which the Investor hereby expressly reserves. Nothing contained herein shall require the Investor to hereafter waive compliance with or any defaults under, or to further amend any provisions of the Articles of Incorporation, with respect to the Series C Preferred Shares, or the Purchase Agreement, whether or not similar to the waiver effected by this Agreement.

7.11 Amendments and Waivers.

     Any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company, the Operating Partnership and the Investor. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

7.12 Severability.

     If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

7.13 Waiver of Jury Trial.

     TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS HEREIN PROVIDED FOR.

7.14 Time of the Essence.

     Time is of the essence as to all dates set forth in this Agreement subject to any applicable grace or cure period expressly provided in this Agreement.

7.15 Entire Agreement.

     This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.
                                               SECURITY CAPITAL PREFERRED
                                               GROWTH INCORPORATED


                               By:            /s/ Daniel F. Miranda
                                              ---------------------
                               Name:          Daniel F. Miranda
                               Its:           President


                                             PRIME RETAIL, L.P.

                                By:      Prime Retail, Inc., its general partner

                                By:          /s/ Michael W. Reschke
                                             ----------------------
                                Name:        Michael W. Reschke
                                Its:         Chairman of the Board


                                         PRIME RETAIL, INC.


                                 By:         /s/ Michael W. Reschke
                                             ----------------------
                                 Name:       Michael W. Reschke